1 NASDAQ: VPFG Fourth Quarter and Full Year 2013 Earnings Kevin Hanigan – President and Chief Executive Officer Kari Anderson – Interim Chief Financial Officer and Chief Accounting Officer Exhibit 99.3

2 Safe Harbor Statement When used in this presentation, in filings by ViewPoint Financial Group, Inc. (“ViewPoint”) with the Securities and Exchange Commission (the “SEC”) in ViewPoint’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things, the expected cost savings, synergies and other financial benefits from the ViewPoint-LegacyTexas merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected, the requisite regulatory approvals and the approval of the shareholders of LegacyTexas might not be obtained or other conditions to completion of the merger set forth in the merger agreement might not be satisfied or waived, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, ViewPoint’s ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in ViewPoint’s market area, the industry-wide decline in mortgage production, competition, changes in management’s business strategies and other factors set forth in ViewPoint’s filings with the SEC. ViewPoint does not undertake – and specifically declines any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. ViewPoint will be filing with the SEC a registration statement on Form S-4 concerning the merger. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of LegacyTexas. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by ViewPoint will be available free of charge by accessing ViewPoint’s website (www.viewpointfinancialgroup.com, under “SEC Filings”) or by contacting Casey Farrell at (972) 801-5871. The directors, executive officers and certain other members of management and employees of ViewPoint may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas. Information about the directors and executive officers of ViewPoint is included in the proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 10, 2013. The directors, executive officers and certain other members of management and employees of LegacyTexas may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas. Information about the directors and executive officers of LegacyTexas will be included in the proxy statement/prospectus for the merger.

3 Quarterly and Full Year Results Continued success executing commercial banking strategy Improved earning asset mix from lower yielding securities into loans Strong C&I and CRE growth of $119.1 million for 8.3% linked quarter increase Commercial loan portfolio grew 39.3% for the year to a total of $1.6 billion Execution of Commercial Banking Strategy Quarterly and Full Year Earnings Q4 2013 GAAP and core EPS of $0.19 and $0.21 Quarterly net income totaled $7.2 million Q4 2013 NIM of 3.83%, up 20 basis linked quarter Yearly net income totaled $31.7 million YTD net interest margin of 3.71% up 10 basis points from the prior year Merger will result in one of the largest independent banks in Texas, with 51 branches and pro forma assets of over $5 billion Merger accelerates transition to commercially oriented community bank Leverages excess capital in a financially attractive transaction Credit Quality Remains High Non-performing assets of $22.6 million, the lowest level in nine quarters Fourth quarter net charge-offs of $127 thousand, lowest level since becoming a publicly traded company in 2006 Asset Quality metrics continue to compare favorably to industry Source: 2013 VPFG 10-K, Company Documents. Please see the “Financial Condition” section of the Company’s earnings release filed as Exhibit 99.1 to the Company’s Form 8-K, which was filed with the SEC on February 4, for information regarding the Company’s classification of Warehouse Purchase Program loans as loans held for investment. LegacyTexas Merger Announced

4 2013 Commercial Bank Transformation Progress Source: 2013 VPFG 10-K, Company Documents Planned Strategic Actions Results Hire team of talented commercial bankers Shift earning asset mix away from securities and consumer lending Build out C&I lending with a goal to transition to balanced loan book Emphasis on low-cost, core deposits Deploy capital opportunistically  Hired 15 additional experienced commercial bankers over past year, continuing progress since the Highlands acquisition  Commercial portfolio now makes up 76% of loans HFI excluding the Warehouse Purchase Program (“WPP”) loans, up from 29% in 2007; commercial income accounts for 52% of earning asset revenue, up from 16% in 2007  C&I lending volumes increased to 21% of loans HFI excluding the WPP loans, up from 1% in 2007  Quarterly cost of deposits declined from 1.42% at December 2010 to 0.40% at December 2013; non-interest-bearing commercial deposits increased to $284mm, up from $37mm in 2007  Acquisition of commercially oriented LegacyTexas accelerates already successful transformation; strategic in-market fit, 50 year history, $1.8 billion in assets

ViewPoint and Legacy Combined Branch Map

Texas Franchise



- LegacyTexas (20 branches total)
- ViewPoint (31 branches total)

Dallas Fort Worth MSA Franchise



Denton
Prosper
Oak Point
Little Elm
Princeton
Lowry Crossing
Corinth
Argyle
Lake Dallas
The Colony
Justin
Highland Village
Lucas
Parker
Lewisville
Flower Mound
Wylie
Trophy Club
Coppell
Haslet
Sachse
Southlake
Keller
Farmers Branch
Garland
Colleyville
Rowlett
Watauga
Saginaw
North Richland Hills
Bedford
Haltom City
Irving
Highland Park
Dallas
Mesquite
River Oaks
Arlington
Grand Prairie
Balch Springs

☆ #3 deposit market share among Texas based independent banks in DFW[1]

☆ #1 market share in affluent Collin County among independent banks[2]

☆ #3 overall deposit market share in Collin County among all banks

1 Includes only banks and thrifts headquartered in the Dallas-Fort Worth-Arlington, TX MSA
2 Based on deposits market share of banks and thrifts headquartered in Texas
Source: 2013 VPFG 10-K, Company Documents

ViewPoint Financial Group, Inc.
NASDAQ VPFG
5

6 Interest Revenue Transformation 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2007 2008 2009 2010 2011 2012 2013 Pro forma 2013 (1) Earning Asset Revenue Mix Warehouse Purchase Program Commercial loans Consumer loans Securities & Cash (1) Includes LegacyTexas interest income per December 31, 2013 call report Source: 2013 VPFG 10-K, Company Documents, Consumer loans includes consumer RE Continued diversification, Commercial now 52% of earning asset revenue

7 Comparison Commercial vs WPP Loans $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 Average Balances - Commercial and WPP Loans Commercial loan portfolio Warehouse Purchase Program loans Source: 2013 VPFG 10-K, Company Documents (In M ill io n s ) Commercial loan growth outpaces the WPP declines

8 Strong Loan Growth C&I Lending Growth ($ in millions) Source: 2013 VPFG 10-K; Company Documents $197.7 $223.8 $230.5 $259.1 $258.5 $48.1 $47.8 $57.5 $114.2 $166.5 $32.7 $30.9 $25.0 $17.4 $14.4 50 100 150 200 250 300 350 400 450 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 C&I Energy Lending WHLOC $278.5 $302.5 $313.0 $439.4 $390.7 $839.9 $897.5 $1,004.7 $1,048.4 $1,118.8 600 650 700 750 800 850 900 950 1000 1050 1100 1150 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 CRE Lending Growth ($ in millions) C&I and CRE increased a combined 8.3% (linked quarter)

9 Warehouse Purchase Program Average balances decreased $367 million, or 40%, from Q4 2012 to Q4 2013, and decreased $144 million, or 21%, linked quarter Increased from 43 clients to 45 clients from Q4 2012 to Q4 2013 For Q4 2013 mix was 79% purchase and 21% refinance Yield of 3.79% for Q4 2013 $705 $909 $542 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 (i n m ill io n s ) Average Warehouse Purchase Program Balances Source: 2013 VPFG 10-K; Company Documents

10 Source: VPFG 2013 10-K, Company Documents 1 See Appendix for reconciliation of core (non-GAAP) to GAAP net income 2 Calculated by dividing total non-interest expense by net interest income plus non-interest income, excluding gain (loss) on assets, impairment of goodwill, amortization of intangible assets, gains (losses) from securities transactions and other non-recurring items. Efficiency Ratio 2 83% 77% 70% 67% 58% 63% 2008 2009 2010 2011 2012 2013 Net Interest Margin 2.85% 2.72% 2.80% 2.91% 3.61% 3.71% 2008 2009 2010 2011 2012 2013 Net Interest Income $50.6 $58.6 $71.2 $82.6 $115.8 $118.2 2008 2009 2010 2011 2012 2013 (In Millions) Core ROAA1 0.30% 0.42% 0.66% 0.75% 1.10% 0.95% 2008 2009 2010 2011 2012 2013 CAGR: 18% Profitability

11 Strong Credit Quality Net Charge Offs/ Average Loans (1) NPAs / Loans + OREO (1) (1) Loans represent VPFG loans held for investment excluding Warehouse Purchase Program loans Source: Company documents; SNL Financial NPA/ Equity 1.39 1.83 2.06 1.72 1.10 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2009Y 2010Y 2011Y 2012Y 2013Y VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index 0.31 0.17 0.09 0.11 0.10 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2009Y 2010Y 2011Y 2012Y 2013Y VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index 7.58 5.12 6.25 5.59 4.15 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 2009Y 2010Y 2011Y 2012Y 2013Y ViewPoint Financial Group Inc Small Cap U.S. Bank Index Southwest U.S. Bank Index

12 Closing Comments Successfully executing our plans to be a premier Texas community bank Exceptional core loan growth shows continued commercial bank transformation progress Consistently high capital and asset quality levels outpaces peers Investments in revenue producers and infrastructure support our strategy

13 Questions?

14 Appendix The subsequent table presents non-GAAP reconciliations of the following calculations:  TCE (Tangible Common Equity) to TCA (Tangible Common Assets) ratio  TCE per share  Core (non-GAAP) net income and earnings per share

15 Appendix TCE to TA, TCE per Share and Price to TBV at December 31, 2013 (Dollar amounts in thousands) Total GAAP equity $544,460 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,239) Total tangible equity $513,571 Total GAAP assets $3,525,232 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,239) Total tangible assets $3,494,343 GAAP Equity to Total Assets 15.44% TCE to TA 14.70% Shares outstanding at December 31, 2013 39,938,816 TCE per Share $12.86

16 Appendix Reconciliation of Core (non-GAAP) to GAAP Net Income and EPS (Dollar amounts in thousands except per share data) Three Months Ended 12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 3/31/2012 12/31/2011 GAAP net income $ 7,244 $ 8,212 $ 8,174 $ 8,058 $ 10,361 $ 11,316 $ 6,492 $ 7,072 $ 9,774 Acquisition/Merger costs 431 - - - - 158 2,432 93 306 Costs relating to sale of VPM - - - - (4) 88 - - One time payroll and severance costs 137 39 260 - - 238 525 14 - One time (gain) loss on assets (36) (27) - (511) (252) (70) (1,040) 9 (97) Goodwill impairment - - - - - 532 - - (Gain) loss on sale of AFS securities - - 115 - (584) (75) - (1,854) Core (non-GAAP) income $ 7,776 $ 8,224 $ 8,434 $ 7,662 $ 10,109 $ 11,054 $ 8,954 $ 7,188 $ 8,129 Core (non-GAAP) basic and diluted EPS $ 0.21 $ 0.22 $ 0.22 $ 0.20 $ 0.27 $ 0.30 $ 0.24 $ 0.23 $ 0.26 GAAP EPS $ 0.19 $ 0.22 $ 0.21 $ 0.21 $ 0.28 $ 0.30 $ 0.17 $ 0.22 $ 0.31 Average shares for basic EPS 37,686,866 37,594,701 37,545,050 37,529,793 37,460,539 37,362,535 37,116,322 31,545,748 31,617,219